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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 1, 2005
Date of Report (date of earliest event reported)

Collegiate Funding of Delaware, L.L.C.
(Exact name of registrant as specified in charter)

Sponsor of:

Collegiate Funding Services Education Loan Trust 2005-A

Delaware (State or other jurisdiction of incorporation)	333-112232-02 (Commission File Number)	13-1812121 (IRS Employer Identification No.)

10304 Spotsylvania Avenue, Suite 100, Fredericksburg, Virginia   22408
(Address of principal executive offices)                                        (Zip Code)

Registrant's telephone number, including area code (540) 374-1600

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

All of the student loans owned by Collegiate Funding Services Education Loan Trust 2005-A are sub-serviced by CFS-SunTech Servicing LLC, a wholly owned subsidy of Collegiate Funding Services, Inc. On June 6, 2005, Collegiate Funding Services, Inc. issued a press release announcing that the "exceptional performer" designation, which is awarded by the Department of Education, has been withdrawn from CFS-SunTech Servicing, LLC. A copy of the press release is attached as Exhibit 99.1

Item 9.01      Financial Statements and Exhibits

(c) Exhibits furnished in accordance with Items 601(a) of Regulation S-K. Exhibit No. 99.1 Press release dated June 6, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 7, 2005	COLLEGIATE FUNDING OF DELAWARE, L.L.C. By: /s/ Kevin A. Landgraver Name: Kevin A. Landgraver Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number 99.1	Description Press release dated June 6, 2005.